                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                           $941,289,000 (APPROXIMATE)          DECEMBER 8, 1997
                      GMAC COMMERCIAL MORTGAGE CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-C2



       APPROX. SECURITIES STRUCTURE - SUBJECT TO CHANGE
-----------------------------------------------------------------
                        APPROX.
           EXPECTED       FACE/   EXPECTED  EXPECTED EXPECTED
            RATING      NOTIONAL   CREDIT   WEIGHTED PRINCIPAL
         (MOODY'S/DUFF   AMOUNT    SUPPORT  AVERAGE   PAYMENT
 CLASS     & PHELPS)      ($MM)  (% OF UPB)  LIFE(A)  WINDOW(A)
-----------------------------------------------------------------

PUBLICLY OFFERED CLASSES
 X      Aaa/AAA         $1,072.7(b)                  01/98-04/27
 A1     Aaa/AAA            228.7   33.00%      5.50  01/98-12/04
 A2     Aaa/AAA             57.0   33.00       8.23  12/04-04/07
 A3     Aaa/AAA            433.0   33.00       9.78  04/07-11/07
 B      Aa2/AA              69.7   26.50       9.89  11/07-12/07
 C      A2/A-               69.7   20.00       9.96  12/07-12/07
 D      Baa1/BBB            32.2   17.00       9.98  12/07-01/08
 E      Baa3/Not Rated      51.0   12.25      11.57  01/08-04/11

PRIVATELY PLACED CLASSES (144A)
 F      Ba2/Not Rated       48.3    7.75      14.70  04/11-04/13
 G      Ba3/Not Rated       13.4    6.50      16.70  04/13-12/15
-----------------------------------------------------------------
 H      B2/Not     SOLD     34.9    3.25      20.72  12/15-02/21
        Rated
 J      B3/Not     SOLD      5.4    2.75      23.42  02/21-09/21
        Rated
 K      Unrated/   SOLD     29.5              26.13  09/21-04/27
        Not Rated
  TOTAL SECURITIES:     $1,072.7
-----------------------------------------------------------------
(a)   Calculated at 0% CPR and no balloon extension.
(b)   Notional amount.

KEY FEATURES:
-------------
Co-Lead Managers:                      Goldman, Sachs & Co. and Deutsche
                                       Morgan Grenfell, Inc
Co-Manager:                            Residential Funding Securities
                                       Corporation
Mortgage Loan Sellers:                 GMAC Commercial Mortgage Corporation
                                       ($548.7mm), German American Capital
                                       Corporation ($310.3mm) and Goldman
                                       Sachs Mortgage Company ($213.7mm)
Master Servicer:                       GMAC Commercial Mortgage Corporation
Special Servicer:                      GMAC Commercial Mortgage Corporation
Purchaser of Classes H, J and K        GMAC Commercial Mortgage Corporation
Trustee:                               State Street Bank and Trust
Pricing:                               On or about December 18th
Closing:                               On or about December 30th
Settlement:                            All classes will settle plus accrued
                                       from December 1
Cut-Off Date:                          December 1, 1997
Distribution Date:                     15th of each month, or following
                                       business day (commencing January 1998)
ERISA Eligible:                        Classes A1, A2, A3 and X are ERISA
                                       eligible subject to certain conditions
                                       for eligibility
Representations & Warranties:          Provided by applicable Mortgage Loan
                                       Sellers
Structure:                             Sequential pay
Interest Accrual Period:               Prior calendar month
Day Count:                             30/360
Tax Treatment:                         REMIC
Rated Final Distribution Date:         April 15, 2029
Clean up Call:                         1.0%
Minimum Denominations:                 Classes A1, A2, A3, B, C, D and E:
                                       $25,000 & $1 Class X: $1,000,000
                                       Notional Amount & $1 Privately Offered
                                       Classes: $100,000 & $1
-------------------------------------------------------------------------------

COLLATERAL FACTS
----------------
CUT-OFF DATE BALANCE:                                      $1,072,694,628
NUMBER OF MORTGAGE LOANS:                                             144
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE:                        $7,449,268
WEIGHTED AVERAGE CURRENT MORTGAGE INTEREST RATE (A):                7.983%
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM                       341.82mos.
WEIGHTED AVERAGE DSCR:                                               1.37x
WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO:                            73.27%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY:                          140mos.

(a)  Gross Coupon.




                            PREPAYMENT PENALTY TABLE

                         CUT-OFF          WTD. AVG. WTD. AVG. WTD. AVG.
                          DATE     % OF    STATED   REMAINING ORIGINAL   WTD.
                 # OF   PRINCIPAL INITIAL REMAINING  LOCKOUT    TERM     AVG.
               MORTGAGE  BALANCE   POOL     TERM      TERM    AFTER ALL  OPEN
                LOANS     (MM)    BALANCE   (MO.)     (MO.)   PENALTIES PERIOD
-------------------------------------------------------------------------------
Yield               59    343.7    32.04%    158.0      0.0     138.6    23.0
Maintenance
Lockout/Yield       43    234.1    21.83     120.5     15.0     115.8     6.6
Maintenance
Lockout/Defeasence  38    482.0    44.94     138.2     28.0     132.5     6.9
Lockout/Declinig     3     12.4     1.15      78.1     20.2      78.5     1.5
Fee
Declining Fee        1      0.5     0.05     263.0      0.0      36.0   264.0
   TOTAL           144  1,072.7   100.00%    140.0     16.1     130.2    12.1

SELECTED LOAN DATA:
-------------------

                                    CUT-OFF DATE PRINCIPAL
                                        BALANCE (AS OF
                                     DECEMBER 1, 1997)(A)
                    NUMBER OF     -----------------------------
GEOGRAPHIC          MORTGAGE                      % BY   WTD. AVG.
DISTRIBUTION       PROPERTIES      (000'S)      BALANCE    DSCR
---------------- --------------- ------------- --------- --------
CALIFORNIA            30           265,034,910   24.71%    1.35x
FLORIDA               23           138,814,912   12.94     1.42
NEW YORK               9            88,025,949    8.21     1.21
NEW JERSEY             8            69,754,943    6.50     1.40
CONNECTICUT            4            46,294,429    4.32     1.21
LOUISIANA             16            44,925,788    4.19     1.52
TEXAS                 16            43,184,838    4.03     1.49
OTHER                 82           376,658,860   35.11     1.39
                    ----         -------------  -------    ----
  TOTAL              188         1,072,694,628  100.00     1.37

                                CUT-OFF DATE PRINCIPAL BALANCE
                                 (AS OF DECEMBER 1, 1997)(A)
                  NUMBER OF    --------------------------------
                   MORTGAGE                   % BY       WTD.
PROPERTY TYPE       LOANS       (000'S)      BALANCE   AVG. DSCR
---------------- ------------- ------------ ---------  ---------
MULTIFAMILY           57       $301,105,251    28.07%     1.35
RETAIL                40        276,955,477    25.82      1.26
SKILLED NURSING        5        180,960,564    16.87      1.63
OFFICE                16        106,903,437     9.97      1.32
INDUSTRIAL             8         74,919,578     6.98      1.38
CO-OP                  3         54,445,130     5.08      1.10
HOSPITALITY            6         44,317,546     4.13      1.55
MIXED USE              6         20,880,130     1.95      1.44
SPECIAL PURPOSE        1          7,988,671     0.74      1.53
MOBILE HOME PK         1          2,845,227     0.27      1.26
SELF-STORAGE           1          1,373,619     0.13      1.52
                     ---      -------------  -------      -----
  TOTAL              144      1,072,694,628   100.00%     1.37X

(a)  Column totals may not add due to rounding.
(b) For purposes of describing geographic and property type concentration, the HIS/Litchfield Loan, which is secured by 43 Mortgaged Properties located in twelve states, is treated as 43 Mortgage Loans each of which is allocated a Cut-off Date Principal Balance based on the Allocated Principal Amounts.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
              APPROXIMATE SECURITIES STRUCTURE - SUBJECT TO CHANGE
-------------------------------------------------------------------------------

              EXPECTED                                                                            EXPECTED
               RATING         APPROX.     EXPECTED                                                WEIGHTED         EXPECTED
           (MOODY'S/DUFF &      SIZE       CREDIT      TARGETED         COUPON                  AVERAGE LIFE      PRINCIPAL
  CLASS        PHELPS)         ($MM)      SUPPORT    DOLLAR PRICE     DESCRIPTION     DELIVERY   (YRS.) (A)   PAYMENT WINDOW (A)
----------------------------------------------------------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES:
    X          Aaa/AAA       $1,072.7(b)       --         --        Variable IO(d)       DTC           --        01/98-04/27
    A1         Aaa/AAA          228.7       33.00       100-16           Fixed           DTC         5.50        01/98-12/04
    A2         Aaa/AAA           57.0       33.00       100-16           Fixed           DTC         8.23        12/04-04/07
    A3         Aaa/AAA          433.0       33.00       100-16           Fixed           DTC         9.78        04/07-11/07
    B          Aa2/AA            69.7       26.50       100-16           Fixed           DTC         9.89        11/07-12/07
    C           A2/A-            69.7       20.00       100-16           Fixed           DTC         9.96        12/07-12/07
    D         Baa1/BBB           32.2       17.00       100-16     min(Fixed,WAC)(c)     DTC         9.98        12/07-01/08
    E      Baa3/Not Rated        51.0       12.25       100-16     min(Fixed,WAC)(c)     DTC        11.57        01/08-04/11

PRIVATELY PLACED CLASSES:
    F       Ba2/Not Rated        48.3        7.75                  min(Fixed,WAC)(c)                14.70        04/11-04/13
    G       Ba3/Not Rated        13.4        6.50                  min(Fixed,WAC)(c)                16.70        04/13-12/15
----------------------------------------------------------------------------------------------------------------------------------
    H    B2/Not Rated   SOLD     34.9        3.25                  min(Fixed,WAC)(c)  Physical      20.72        12/15-02/21
    J    B3/Not Rated   SOLD      5.4        2.75                  min(Fixed,WAC)(c)  Physical      23.42        02/21-09/21
    K    Unrated/Not    SOLD     29.5                              min(Fixed,WAC)(c)  Physical      26.13        09/21-04/27
            Rated
----------------------------------------------------------------------------------------------------------------------------------

(a)  Calculated at 0% CPR and no balloon extension.
(b)  Notional amount.
(c) Subject to a cap equal to the weighted average of the Remittance Rates in effect from time to time on the mortgage loans.
(d) The Class X coupon is calculated as the excess of (i) the weighted average Remittance Rate times the Scheduled Principal Balance of the loans over
     (ii) the sum of the Pass-Through Rates times the class balances of related Certificates.

-------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
-------------------------------------------------------------------------------

       APPROXIMATE PERCENT                                                    MOODY'S      DUFF & PHELPS      APPROXIMATE CREDIT
            OF TOTAL                                                          RATING          RATING               SUPPORT
-----------------------------------------------------------------------------------------------------------------------------------
                                           CLASS               Class A1       Class A2       Class A3
             67.00%                          X                 (21.3%)         (5.3%)         (40.4%)                 33.00%
                                          AAA/AAA              Aaa/AAA        Aaa/AAA         Aaa/AAA
                                                            ----------------------------------------------
              6.50                                            Class B           Aa2             AA                    26.50
                                                            ----------------------------------------------
              6.50                   NET WAC MORTGAGE         Class C            A2             A-                    20.00
                                                            ----------------------------------------------
              3.00                  LOAN TIMES MORTGAGE       Class D           Baa1            BBB                   17.00
                                                            ----------------------------------------------
              4.75                   LOAN BALANCE LESS        Class E           Baa3         Not rated                12.25
                                                            ----------------------------------------------
              4.50                    INTEREST ON ALL         Class F           Ba2          Not rated                 7.75
                                                            ----------------------------------------------
              1.25                     CERTIFICATES           Class G           Ba3          Not rated                 6.50
                                                            ----------------------------------------------
              3.25                    (EXCEPT CLASS X         Class H            B2          Not rated                 3.25
                                                            ----------------------------------------------
              0.50                     CERTIFICATES)          Class J            B3          Not rated                 2.75
                                                            ----------------------------------------------
              2.75                                            Class K         Unrated        Not rated
                                  ------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                          STRUCTURAL OVERVIEW - CONT.
-------------------------------------------------------------------------------

o    The Mortgage Pool will be comprised of one Loan Group

     -- Principal will be allocated sequentially to A1, A2, A3, B, C, D, E, F, G, H, J and K Certificates (If all classes other than classes A1, A2 and A3 have reduced to zero, principal will be allocated to Class A1, A2 and A3 pro-rata)

o Class X will receive interest payments pro-rata (based on interest entitlements) with the Class A Certificates each month

o Each of the Classes will be subordinate to earlier alphabetically lettered classes (except Class X) (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata to Classes A1, A2,
     A3)

o The servicer will cover net prepayment interest shortfalls, up to Master Servicing Fee. Net shortfalls (after application of prepayment interest excesses) will be allocated in reverse alphabetical order to the Subordinate Certificates and then pro-rata (based on interest entitlements) to the Senior Certificates

o    All classes will pay interest on a 30/360 basis

o Shortfalls resulting from servicer modifications or special servicer compensation will be allocated in reverse alphabetical order to Classes with certificate balances


-------------------------------------------------------------------------------
                             MORTGAGE POOL OVERVIEW
-------------------------------------------------------------------------------

o The Mortgage Pool is comprised of 144 multifamily and commercial loans with an aggregate Cut-Off Date Balance of approximately $1,072,694,628

o All of the Mortgage Loans are secured by first liens on multifamily and commercial properties

o    The Pool's average Cut-Off Date Principal Balance is approximately
     $7,449,268

o    The Pool's weighted average current Debt Service Coverage Ratio is 1.37x

o    The Pool's Cut-Off Date LTV is 73.27%

o    The Pool's weighted average Mortgage Interest Rate is approximately 7.983%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                       ALLOCATION OF PREPAYMENT PENALTIES
-------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS
---------------------------------

Prepayment premiums will be allocated between the Offered Certificates, Class F Certificates, Class G Certificates and the Class X certificates as follows:

     o A percentage of all Prepayment Premiums (either fixed Prepayment Premiums or Yield Maintenance amount) will be allocated to the Offered Certificates equal to the product of (a) the percentage of the total principal distribution that each such Class receives, and
          (b) a percentage (which can be no greater that 100%), the numerator of which is the excess of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

                ---------------------------------------------------------------
                    Prepayment         (Pass-Through Rate - Discount Rate )
                Premium Allocation  = -----------------------------------------
                    Percentage            (Mortgage Rate - Discount Rate)
                ---------------------------------------------------------------

     o The remaining percentage of the Prepayment Premiums will be allocated to the Class X Certificates

     o In general, this formula provides for an increase in the allocation of Prepayment Premiums to the Offered Certificates, Class F Certificates and Class G Certificates then entitled to principal distribution relative to the Class X certificates as interest rates decrease and a decrease in the allocation to such Classes as interest rates rise

     Allocation of Prepayment Premiums Example
     -----------------------------------------

     Discount Rate Fraction Methodology:
          Mortgage Rate                        =  9%
          Bond Class Rate                      =  7%
          Treasury Rate (monthly)              =  6%


     BOND CLASS ALLOCATION              CLASS IO ALLOCATION
     --------------------------------------------------------------
     7% - 6%
     -------  = 33 1/3%          Receives excess premiums = 66 2/3%
     9% - 6%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                             PREPAYMENT PROVISIONS
-------------------------------------------------------------------------------

o Approximately 99.95% of the Pool Balance has prepayment protection as of the Cut-Off Date

o    Approximately 58% of the Pool Balance is locked out as of the Cut-Off Date

-----------------------------------------------------------------------------------------------------------------------------------
                                              PREPAYMENT LOCK-OUT/PREMIUM ANALYSIS
-----------------------------------------------------------------------------------------------------------------------------------
                                          PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT
                      -------------------------------------------------------------------------------------------------------------
      PREPAYMENT         DEC.       DEC.       DEC.       DEC.       DEC.       DEC.       DEC.       DEC.       DEC.        DEC.
     RESTRICTIONS        1997       1998       1999       2000       2001       2002       2003       2004       2005        2006
-----------------------------------------------------------------------------------------------------------------------------------
Locked Out               58.00%     51.53%     50.42%     50.47%     47.81%     45.15%     45.22%     24.07%     24.07%     24.17%
Yield Maintenance        41.95%     48.42%     48.39%     48.33%     51.00%     52.53%     51.84%     57.19%     56.92%     54.45%
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL                 99.95%     99.95%     98.81%     98.80%     98.81%     97.68%     97.06%     81.26%     80.99%     78.62%

% Premium
2.00 - 2.99%              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%     18.27%      0.00%      0.00%
1.00 - 1.99%              0.00%      0.00%      1.15%      1.15%      1.15%      1.52%      1.52%      0.42%     18.76%      0.41%

Open                      0.05%      0.05%      0.05%      0.05%      0.05%      0.80%      1.42%      0.05%      0.25%     20.97%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                  100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
Mortgage Pool Balance $1,072.69  $1,062.17  $1,050.76  $1,038.25  $1,024.64  $1,003.52   $987.32    $839.04    $822.43    $801.20
($ million)
% of Initial Pool       100.00%    99.02%     97.96%     96.79%     95.52%     93.55%     92.04%     78.22%     76.67%      74.69%
Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                              PREPAYMENT LOCK-OUT/PREMIUM ANALYSIS
-----------------------------------------------------------------------------------------------------------------------------------
                                          PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT
                      -------------------------------------------------------------------------------------------------------------
      PREPAYMENT         DEC.       DEC.       DEC.       DEC.       DEC.       DEC.       DEC.       DEC.       DEC.        DEC.
     RESTRICTIONS        2007       2008       2009       2010       2011       2012       2013       2014       2015        2016
-----------------------------------------------------------------------------------------------------------------------------------
Locked Out               37.93%     42.39%     46.32%     47.99%     47.97%     49.04%     48.36%     47.52%     46.47%     45.13%
Yield Maintenance        41.30%     45.29%     40.50%     38.72%     38.19%      0.99%      0.87%      0.72%      0.53%      0.30%
-----------------------------------------------------------------------------------------------------------------------------------
Subtotal                 79.23%     87.68%     86.82%     86.71%     86.16%     50.03%     49.23%     48.24%     47.00%     45.43%

% Premium
2.00 - 2.99%              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
1.00 - 1.99%             11.04%     12.10%     12.94%     13.06%     12.65%     20.52%     20.84%     21.25%     21.76%     22.42%

Open                      9.73%      0.22%      0.24%      0.24%      1.18%     29.46%     29.93%     30.51%     31.23%     32.16%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                  100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
Mortgage Pool Balance  $190.44    $164.47    $144.57    $133.35    $126.62     $84.37     $79.91     $75.04     $69.73     $63.93
($ million)
% of Initial Pool       17.75%     15.33%     13.48%     12.43%     11.80%      7.87%      7.45%      7.00%      6.50%      5.96%
Balance
-----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                 DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------

                                                       PERCENTAGE                  WEIGHTED     WEIGHTED      WEIGHTED
                                                      OF AGGREGATE    AVERAGE      AVERAGE       AVERAGE      AVERAGE      WEIGHTED
                            NUMBER OF   CUT-OFF DATE  CUT-OFF DATE  CUT-OFF DATE SERVICE DEBT   MORTGAGE     REMAINING     AVERAGE
  RANGE OF CUT-OFF DATE     MORTGAGE     PRINCIPAL     PRINCIPAL     PRINCIPAL     COVERAGE     INTEREST      TERM TO      CURRENT
    PRINCIPAL BALANCE         LOANS       BALANCE       BALANCE       BALANCE       RATIO         RATE        MATURITY       LTV
-----------------------------------------------------------------------------------------------------------------------------------
   $500,000 - $999,999            6    $    4,369,408      0.41%   $   728,235       1.53x       8.1128%        123.1        64.97%
  1,000,000 - 1,999,999          24        36,348,376      3.39      1,514,516       1.53        8.0141         104.8        66.60
  2,000,000 - 2,999,999          25        63,061,695      5.88      2,522,468       1.36        8.1223         125.7        70.84
  3,000,000 - 3,999,999          12        42,371,639      3.95      3,530,970       1.37        8.0764         125.0        71.97
  4,000,000 - 4,999,999          13        57,965,341      5.40      4,458,872       1.52        8.0187         133.1        72.40
  5,000,000 - 5,999,999           8        42,539,642      3.97      5,317,455       1.46        8.2168         145.9        73.24
  6,000,000 - 6,999,999          14        89,189,029      8.31      6,370,645       1.27        8.1619         122.3        72.05
  7,000,000 - 7,999,999           8        60,931,676      5.68      7,616,459       1.34        7.9455         134.0        74.83
  8,000,000 - 8,999,999           5        43,316,325      4.04      8,663,265       1.32        7.5493         111.9        74.36
  9,000,000 - 9,999,999           4        38,085,678      3.55      9,521,420       1.26        8.0013         163.4        77.30
 10,000,000 - 11,999,999          3        32,620,386      3.04     10,873,462       1.32        7.7874         116.6        74.26
 12,000,000 - 13,999,999          6        78,767,967      7.34     13,127,995       1.36        7.5254         145.5        76.75
 14,000,000 - 16,999,999          5        80,337,722      7.49     16,067,544       1.19        8.3055         245.5        69.76
 17,000,000 - 165,290,099        11       402,789,743     37.56     36,617,249       1.41        7.9697         133.1        74.07
                               ----    --------------    -------  ------------    --------     ---------       -------      -------
          TOTAL                 144    $1,072,694,628    100.00%   $ 7,449,268      1.37X        7.9831%        140.0        73.27%

(a)   Column totals may not add due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
           GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------

                                                   PERCENTAGE                   WEIGHTED      WEIGHTED      WEIGHTED
                                                  OF AGGREGATE     AVERAGE       AVERAGE       AVERAGE       AVERAGE      WEIGHTED
                       NUMBER OF   CUT-OFF DATE   CUT-OFF DATE  CUT-OFF DATE  DEBT SERVICE    MORTGAGE      REMAINING     AVERAGE
                       MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     COVERAGE      INTEREST       TERM TO      CURRENT
PROPERTY STATE           LOANS        BALANCE        BALANCE       BALANCE        RATIO         RATE        MATURITY        LTV
-----------------------------------------------------------------------------------------------------------------------------------
California                30    $  265,034,910       24.71%     $ 8,834,497       1.35x        7.8635%        144.3        76.09%
Florida                   23       138,814,912       12.94        6,035,431       1.42         7.9216         108.0        73.92
New York                   9        88,025,949        8.21        9,780,661       1.21         8.3510         261.2        56.70
New Jersey                 8        69,754,943        6.50        9,964,992       1.40         7.5618         107.7        72.16
Connecticut                4        46,294,429        4.32       11,573,607       1.21         8.3728         175.8        81.28
Louisiana                 16        44,925,788        4.19        2,807,862       1.52         8.1551         118.1        75.14
Texas                     16        43,184,838        4.03        2,699,052       1.49         8.3129         154.0        75.79
Colorado                   7        41,163,456        3.84        5,880,494       1.51         8.2296         117.8        73.82
Georgia                   10        35,116,759        3.27        3,511,676       1.35         8.0430         115.8        76.08
Pennsylvania               9        25,465,686        2.37        2,829,521       1.29         7.7584         124.4        75.89
Delaware                   2        21,190,424        1.98       10,595,212       1.29         7.5618         106.8        77.73
Michigan                   4        20,877,641        1.95        5,219,410       1.50         7.4854         105.2        69.45
Massachusetts              2        20,231,954        1.89       10,115,977       1.34         7.7243         118.7        73.69
Tennessee                  3        16,390,444        1.53        5,463,481       1.38         7.9822         118.6        74.55
Virginia                   3        16,268,006        1.52        5,422,669       1.46         7.5509         119.4        73.41
Missouri                   3        15,779,563        1.47        5,259,854       1.29         7.8582         118.1        77.64
Iowa                       3        14,591,112        1.36        7,295,556       1.31         7.4449         119.2        78.67
Idaho                      4        13,626,020        1.27        3,406,505       1.42         7.6593         118.1        74.74
North Carolina             2        13,558,066        1.26        6,779,033       1.49         8.3384         117.8        74.50
Nebraska                   2        12,389,065        1.15        6,194,533       1.36         7.3685         119.9        72.24
Maryland                   3        12,006,520        1.12        4,002,173       1.42         8.5696         115.8        70.54
Minnesota                  5        11,883,669        1.11        2,376,734       1.52         7.5730         142.1        68.03
Alabama                    2        11,121,827        1.04        5,560,913       1.45         8.0447         118.5        73.19
Ohio                       1         8,483,627        0.79        8,483,627       1.28         8.2500         117.0        77.12
Indiana                    1         7,888,604        0.74        7,888,604       1.00         8.8415         299.0        90.67
West Virginia              2         7,020,247        0.65        3,510,123       1.15         8.6849         247.2        85.18
Illinois                   1         6,731,400        0.63        6,731,400       1.20         9.3750          75.0        61.19
Washington                 1         6,195,965        0.58        6,195,965       1.28         8.1500         120.0        62.40
Kentucky                   1         5,727,875        0.53        5,727,875       1.54         8.2940         118.0        74.39
South Carolina             2         5,317,897        0.50        2,658,949       1.63         7.7816         118.5        65.09
Alaska                     1         5,000,000        0.47        5,000,000       1.85         8.3500         120.0        53.19
New Hampshire              1         4,676,905        0.44        4,676,905       1.24         8.5000         115.0        74.24
District of Columbia       1         4,191,835        0.39        4,191,835       1.40         8.1000          81.0        68.72
Arizona                    1         4,088,076        0.38        4,088,076       1.53         8.5400          81.0        65.10
Nevada                     1         3,884,427        0.36        3,884,427       1.41         8.8400         175.0        46.52
Kansas                     2         2,454,804        0.23        1,227,402       1.54         8.2940         118.0        74.39
Utah                       1         2,198,600        0.20        2,198,600       1.44         8.2600         131.0        70.92
Oklahoma                   1         1,138,386        0.11        1,138,386       1.47         7.7500         118.0        77.44
                         ---         ---------      ------      -----------       ----         ------         -----        -----
TOTAL                    188    $1,072,694,628      100.00%     $ 5,767,175       1.37X        7.9831%        140.0        73.27%

(a)  Column totals may not sum due to rounding.
(b) For purposes of describing geographic concentration, the HIS/Litchfield Loan, which is secured by 43 Mortgaged Properties located in twelve states, is treated as 43 Mortgage Loans each of which is allocated a Cut-off Date Principal Balance based on the Allocated Principal Amounts.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
           GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------

         [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
                         THE PURPOSE OF EDGAR FILING.]


OK........  0.1%        NE........  1.2%
KS........  0.2%        ID........  1.3%
MO........  0.2%        ME........  1.3%
UT........  0.2%        NC........  1.3%
AZ........  0.4%        IA........  1.4%
DC........  0.4%        TN........  1.5%
NH........  0.4%        VA........  1.5%
NV........  0.4%        MA........  1.9%
AK........  0.5%        DE........  2.0%
KY........  0.5%        MI........  2.0%
SC........  0.5%        PA........  2.4%
WA........  0.5%        GA........  3.3%
IL........  0.6%        CO........  3.8%
IN........  0.7%        TX........  4.0%
WV........  0.7%        LA........  4.2%
OH........  0.8%        CT........  4.3%
WI........  0.9%        NJ........  6.5%
AL........  1.0%        NY........  8.2%
MD........  1.1%        FL........ 12.9%
MN........  1.1%        CA........ 24.7%


         [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
                         THE PURPOSE OF EDGAR FILING.]


Other ........ 35.11%
California ... 24.71%
Florida ...... 12.94%
New York .....  8.21%
New Jersey ...  6.50%
Connecticut ..  4.32%
Lousisiana ...  4.19%
Texas ........  4.03%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
          PROPERTY TYPE DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------

         [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
                         THE PURPOSE OF EDGAR FILING.]

Multifamily ...... 28.07%
Retail ........... 25.82%
Skilled Nursing .. 16.87%
Office ...........  9.97%
Industrial .......  6.98%
Co-op ............  5.08%
Hospitality ......  4.13%
Mixed Use ........  1.95%
Other ............  1.14%

                                               PERCENTAGE OF                    WEIGHTED       WEIGHTED      WEIGHTED
                       NUMBER                    AGGREGATE       AVERAGE      AVERAGE DEBT     AVERAGE       AVERAGE     WEIGHTED
                         OF      CUT-OFF DATE   CUT-OFF DATE  CUT-OFF DATE      SERVICE        MORTGAGE     REMAINING     AVERAGE
                      MORTGAGE    PRINCIPAL      PRINCIPAL      PRINCIPAL       COVERAGE       INTEREST      TERMS TO     CURRENT
PROPERTY TYPE        PROPERTIES    BALANCE        BALANCE        BALANCE         RATIO           RATE        MATURITY       LTV
----------------------------------------------------------------------------------------------------------------------------------
Multifamily              57      301,105,251       28.07        5,282,548         1.35          7.6367        111.9        74.65
Retail                   40      276,955,477       25.82        6,923,887         1.26          8.0554        170.2        77.88
Skilled Nursing           5      180,960,564       16.87       36,192,113         1.63          8.3279        119.3        73.31
Office                   16      106,903,437        9.97        6,681,465         1.32          7.8348        104.5        73.62
Industrial                8       74,919,578        6.98        9,364,947         1.38          7.7266        122.3        73.82
Co-Op                     3       54,445,130        5.08       18,148,377         1.10          8.6896        350.8        53.79
Hospitality               6       44,317,546        4.13        7,386,258         1.55          8.2425        119.3        65.65
Mixed Use                 6       20,880,130        1.95        3,480,022         1.44          8.3473         93.1        57.73
Special Purpose           1        7,988,671        0.74        7,988,671         1.53          7.7500         82.0        67.41
Mobile Home Pk            1        2,845,227        0.27        2,845,227         1.26          8.3000        117.0        70.60
Self-Storage              1        1,373,619        0.13        1,373,619         1.52          8.2800        119.0        68.68
                        ---   --------------      ------      -----------        -----          ------        -----        -----
TOTAL                   144   $1,072,694,628      100.00%     $ 7,449,268         1.37x         7.9831%       140.0        73.27%

(a)  Column totals may not sum due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

-------------------------------------------------------------------------------
                          DEBT SERVICE COVERAGE RATIO
-------------------------------------------------------------------------------

o      Weighted Average Current Debt Service Coverage Ratio:  1.37x
o      85% of the Portfolio has Debt Service Coverage Ratio greater than 1.20x

                                                                                   WEIGHTED
                                                     PERCENTAGE                    AVERAGE       WEIGHTED     WEIGHTED
                                                    OF AGGREGATE      AVERAGE       DEBT         AVERAGE       AVERAGE    WEIGHTED
      RANGE OF         NUMBER OF    CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE   SERVICE       MORTGAGE     REMAINING   AVERAGE
    DEBT SERVICE        MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL     COVERAGE      INTEREST      TERM TO     CURRENT
   COVERAGE RATIOS       LOANS         BALANCE         BALANCE        BALANCE        RATIO         RATE       MATURITY       LTV
---------------------- ----------- ---------------- -------------- --------------- ----------- ------------- ------------ ---------
        1.00                6       $   47,401,014       4.42%      $ 7,900,169        1.00x      8.8415%       299.0       92.15%
     1.01 - 1.10            3           33,922,741       3.16        11,307,580        1.03       8.7347        343.7       54.53
     1.11 - 1.20            9           74,089,611       6.91         8,232,179        1.18       8.5119        227.7       71.24
     1.21 - 1.30           36          301,067,587      28.07         8,362,989        1.27       7.7397        120.1       77.39
     1.31 - 1.40           45          241,955,632      22.56         5,376,792        1.35       7.7139        112.9       72.44
     1.41 - 1.50           18           81,341,890       7.58         4,518,994        1.45       8.0765        118.0       68.54
     1.51 - 1.60           14          255,662,633      23.83        18,261,617        1.54       8.0677        116.2       72.12
     1.61 - 1.70            5           14,057,767       1.31         2,811,553        1.63       7.8414        141.1       60.35
     1.71 - 1.80            2            4,221,041       0.39         2,110,521        1.75       7.3335        119.0       65.36
     1.81 - 1.90            2            5,697,955       0.53         2,848,978        1.85       8.3378        119.6       53.01
     2.31 - 2.40            1            5,694,504       0.53         5,694,504        2.35       8.5300        119.0       71.18
     2.51 - 3.72            3            7,582,253         71         2,527,418        3.28       8.4423        118.3       55.74
                          ---       --------------    --------      -----------        ----       ------        -----       -----
          TOTAL           144       $1,072,694,628     100.00%      $ 7,449,268        1.37x      7.9831%       140.0       73.27%

(a) Debt Service is the ratio of Underwriting NOI over the annualized debt service payments.
(b)  Column totals may not add due to rounding
(c) Included in the above information are seven Credit Lease loans representing 5.88% of the Initial Pool Balance which typically have Debt Service Coverage Ratios of approximately 1.00 and Loan to Value Ratios in excess of 80%

-------------------------------------------------------------------------------
                        CUT-OFF DATE LOAN TO VALUE RATIO
-------------------------------------------------------------------------------

o      Weighted Average Current Loan to Value Ratio:  73.27%

                                                                                  WEIGHTED
                                                    PERCENTAGE                    AVERAGE                     WEIGHTED
                                                   OF AGGREGATE      AVERAGE        DEBT        WEIGHTED       AVERAGE  WEIGHTED
                       NUMBER OF   CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE   SERVICE        AVERAGE      REMAINING  AVERAGE
  RANGE OF CURRENT      MORTGAGE     PRINCIPAL       PRINCIPAL      PRINCIPAL     COVERAGE      MORTGAGE       TERM TO   CURRENT
LOAN-TO-VALUE RATIOS     LOANS        BALANCE         BALANCE        BALANCE        RATIO     INTEREST RATE   MATURITY     LTV
---------------------- ---------- ---------------- -------------- --------------- ----------- -------------- ---------- --------
   25.00% - 30.00%          1      $    1,490,719         0.14%    $ 1,490,719        2.79x      7.2600%         118.0    25.70%
    30.01 - 50.00           4          30,247,570         2.82       7,561,893        1.19       8.8880          246.9    46.78
    50.01 - 60.00           8          52,460,599         4.89       6,557,575        1.32       8.4553          290.8    55.86
    60.01 - 65.00          15          62,299,758         5.81       4,153,317        1.46       8.0979          109.1    62.14
    65.01 - 70.00          23         106,707,425         9.95       4,639,453        1.51       7.8690          111.1    68.00
    70.01 - 75.00          51         470,500,497        43.86       9,225,500        1.44       8.0075          117.1    73.49
    75.01 - 80.00          30         244,179,748        22.76       8,139,325        1.28       7.6215          114.1    78.45
    80.01 - 85.00           3          36,316,046         3.39      12,105,349        1.23       7.4319          171.1    82.46
    85.01 - 90.00           4          18,669,798         1.74       4,667,450        1.03       8.6807          275.9    88.29
    90.01 - 95.00           3          24,776,661         2.31       8,258,887        1.03       8.6427          277.3    92.84
    95.01 - 100.00          2          25,045,806         2.33      12,522,903        1.11       8.8415          299.0    95.96
                         ----      --------------      -------     -----------        ----       ------          -----    -----
     TOTAL                144      $1,072,694,628       100.00%    $ 7,449,268        1.37x      7.9831%         140.0    73.27%

(a)  Ratio of Cut-Off Date Loan Balance over Appraisal Value at Origination.
(b)  Column totals may not add due to rounding.
(c) Included in the above information are seven Credit Lease loans representing 5.88% of the Initial Pool Balance which typically have Debt Service Coverage Ratios of approximately 1.00 and Loan to Value Ratios in excess of 80%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

-------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM (IN MONTHS)
-------------------------------------------------------------------------------

                                                                                   WEIGHTED
                                                     PERCENTAGE                    AVERAGE       WEIGHTED     WEIGHTED
                                                    OF AGGREGATE      AVERAGE       DEBT         AVERAGE       AVERAGE    WEIGHTED
      RANGE OF         NUMBER OF    CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE   SERVICE       MORTGAGE     REMAINING   AVERAGE
      RANGE OF          MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL     COVERAGE      INTEREST      TERM TO     CURRENT
 AMORTIZATION TERMS      LOANS         BALANCE         BALANCE        BALANCE        RATIO         RATE       MATURITY       LTV
-------------------    ---------   --------------- --------------  -------------- ----------- ------------- ------------  ---------
    111 - 170                2      $    5,935,334       0.55%       $2,967,667       1.42x       7.9660%       118.0       63.79%
    171 - 190                4          16,606,546       1.55         4,151,636       1.50        8.5411        130.7       54.04
    231 - 250                1           2,100,000       0.20         2,100,000       1.09        7.3750        240.0       80.77
    251 - 270                1             504,808       0.05           504,808       1.29        8.6250        263.0       59.39
    271 - 290                3          13,987,268       1.30         4,662,423       1.29        8.7677        107.3       72.45
    291 - 310               32         163,746,442      15.26         5,117,076       1.29        8.5043        185.7       76.80
    311 - 330                6          42,146,500       3.93         7,024,417       1.71        7.8154        157.6       76.07
    331 - 360               95          827,667,73      77.16         8,712,292       1.37        7.8654        130.7       72.88
                          ----     ---------------    -------        ----------       ----        ------        -----
     TOTAL                 144      $1,072,694,628     100.00%       $7,449,268       1.37x       7.9831%       140.0       73.27%

(a)  Column totals may not add due to rounding.


-------------------------------------------------------------------------------
                        CURRENT MORTGAGE INTEREST RATES
-------------------------------------------------------------------------------

                                                                                 WEIGHTED
                                                   PERCENTAGE                    AVERAGE       WEIGHTED     WEIGHTED
                                                  OF AGGREGATE      AVERAGE        DEBT        AVERAGE       AVERAGE    WEIGHTED
                     NUMBER OF    CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE   SERVICE       MORTGAGE     REMAINING   AVERAGE
      RANGE OF        MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL     COVERAGE      INTEREST      TERM TO     CURRENT
   MORTGAGE RATES      LOANS         BALANCE         BALANCE        BALANCE        RATIO         RATE       MATURITY       LTV
-------------------- ----------- ---------------- -------------- --------------- ----------- ------------- ------------ ---------
  7.0001% - 7.2500%        7         $57,787,589        5.39%    $ 8,255,370       1.39x        7.0713%       106.5        73.88%
   7.2501 - 7.5000        24         194,123,007       18.10       8,088,459       1.37         7.3692        136.3        74.77
   7.5001 - 7.7500        24         183,075,143       17.07       7,628,131       1.35         7.6374        102.1        75.14
   7.7501 - 8.0000        20         109,298,727       10.19       5,464,936       1.31         7.8727        120.2        74.19
   8.0001 - 8.2500        22         117,135,641       10.92       5,324,347       1.37         8.1216        118.6        71.02
   8.2501 - 8.5000        16         234,480,023       21.86      14,655,001       1.47         8.3281        139.0        71.83
   8.5001 - 8.7500        13          56,432,006        5.26       4,340,924       1.46         8.6225        175.5        60.87
   8.7501 - 9.000         14         102,873,225        9.59       7,348,088       1.19         8.8742        269.0        80.09
   9.0001 - 9.2500         2           8,467,825        0.79       4,233,912       1.41         9.1436        113.0        65.38
   9.2501 - 9.5000         2           9,021,442        0.84       4,510,721       1.20         9.3750         84.9        61.16
                       -----     ---------------      -------    -----------       ----         ------        -----        -----
     TOTAL               144      $1,072,694,628      100.00%    $ 7,449,268       1.37x        7.9831%       140.0        73.27%

(a)   Column totals may not add due to rounding.








This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.


-----------------------------------------------------------------------------------------------------------------------------------
                               AMORTIZATION TYPES
-----------------------------------------------------------------------------------------------------------------------------------
                                               PERCENTAGE OF                    WEIGHTED       WEIGHTED      WEIGHTED
                       NUMBER                    AGGREGATE       AVERAGE      AVERAGE DEBT     AVERAGE       AVERAGE     WEIGHTED
                     OF          CUT-OFF DATE   CUT-OFF DATE  CUT-OFF DATE      SERVICE        MORTGAGE     REMAINING     AVERAGE
                     MORTGAGE     PRINCIPAL      PRINCIPAL      PRINCIPAL       COVERAGE       INTEREST      TERMS TO     CURRENT
AMORTIZATION TYPE      LOANS       BALANCE        BALANCE        BALANCE         RATIO           RATE        MATURITY       LTV
-----------------------------------------------------------------------------------------------------------------------------------
Balloon                  121    $   852,672,609      79.495%  $  7,046,881        1.42x         7.9229%       116.5         72.86%
Fully Amortizing          16        134,480,865      12.54       8,405,054        1.11          8.6714        303.3         73.07
Hyper Amortizing           7         85,541,154       7.97      12,220,165        1.31          7.5015        118.3         77.62
                       -----   ----- ----------   --------      ----------        ----          ------        -----         -----

     TOTAL               144     $1,072,694,628     100.00%   $  7,449,268        1.37x         7.9831%       140.0         73.27%


(a)   Column totals may not add due to rounding.

-----------------------------------------------------------------------------------------------------------------------------------
                     REMAINING TERM TO MATURITY (IN MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   WEIGHTED
                                                     PERCENTAGE                    AVERAGE       WEIGHTED     WEIGHTED
                                                    OF AGGREGATE      AVERAGE        DEBT        AVERAGE       AVERAGE    WEIGHTED
                       NUMBER OF    CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE   SERVICE       MORTGAGE     REMAINING   AVERAGE
 RANGE OF REMAINING     MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL     COVERAGE      INTEREST      TERM TO     CURRENT
  TERM TO MATURITY       LOANS         BALANCE         BALANCE        BALANCE        RATIO         RATE       MATURITY       LTV
---------------------- ----------- ---------------- -------------- --------------- ----------- ------------- ------------ ---------
      51 - 70               1       $   6,715,102       0.63%      $  6,715,102      1.25x       7.5900%         59.0       79.94%

      71 - 90              23         143,667,475      13.39          6,246,412      1.33        7.8002          82.2       72.28

      91 - 110              3          13,987,268       1.30          4,662,423      1.29        8.7677         107.3       72.45

     111 - 130             91         691,480,050      64.46          7,598,682      1.45        7.9163         118.4       72.84

     131 - 150              6          27,161,218       2.53          4,526,870      1.30        7.9698         137.9       72.42

     151 - 170              1           6,025,863       0.56          6,025,863      1.22        7.8900         155.0       78.87

     171 - 190              7          63,496,548       5.92          9,070,935      1.28        7.5647         178.7       76.35

     231 - 250              1           2,100,000       0.20          2,100,000      1.09        7.3750         240.0       80.77

     251 - 270              1             504,808       0.05            504,808      1.29        8.6250         263.0       59.39

     271 - 310              7          63,111,166       5.88          9,015,881      1.04        8.8415         299.0       93.06

     311 - 360              3          54,445,130       5.08         18,148,377      1.10        8.6896         350.8       53.79
                         -----       -------------   --------         ----------      ----        ------         -----       -----
     TOTAL                144       $1,072,694,628    100.00%      $  7,449,268      1.37X       7.9831%        140.0       73.27%


(a)   Column totals may not add due to rounding.


-----------------------------------------------------------------------------------------------------------------------------------
                              YEAR OF ORIGINATION
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   WEIGHTED
                                                     PERCENTAGE                    AVERAGE       WEIGHTED     WEIGHTED
                                                    OF AGGREGATE      AVERAGE       DEBT         AVERAGE       AVERAGE    WEIGHTED
                       NUMBER OF    CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE   SERVICE       MORTGAGE     REMAINING   AVERAGE
                        MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL     COVERAGE      INTEREST      TERM TO     CURRENT
 YEAR OF ORIGINATION     LOANS         BALANCE         BALANCE        BALANCE        RATIO         RATE       MATURITY       LTV
---------------------- ----------- ---------------- -------------- --------------- ----------- ------------- ------------ ---------
        1997               138     $1,045,458,698       97.46%      $7,575,788         1.38 x     7.9615%        137.6       73.59%
        1996                 4         24,782,219        2.31        6,195,555         1.12       8.8716         242.0       60.14
        1995                 1          1,948,902        0.18        1,948,902         1.25       8.1250          97.0       70.87
        1994                 1            504,808        0.05          504,808         1.29       8.6250         263.0       59.39
                         -----     --------------     -------       ----------         ----       ------         -----       -----
     TOTAL                 144     $1,072,694,628      100.00%      $7,449,268         1.37 X     7.9831%        140.0       73.27%

(a)   Column totals may not add due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

-------------------------------------------------------------------------------
                     OVERVIEW OF SOURCES OF MORTGAGE LOANS
-------------------------------------------------------------------------------

o Fourteen of the Mortgage Loans (the "GACC Mortgage Loans"), which represent 28.93% of the Initial Pool Balance, are currently held by GACC. All of the GACC Mortgage Loans were originated by GACC or its affiliates.

o Ninety-three of the Mortgage Loans (the "GMACCM Mortgage Loans"), which represent 51.15% of the Initial Pool Balance, are currently held by GMACCM. All of the GMACCM Mortgage Loans were originated by GMACCM.

o Thirty-seven of the Mortgage Loans (the "GSMC Mortgage Loans"), which represent 19.92% of the Initial Pool Balance, are currently held by GSMC. 87.8% of the GSMC Mortgage Loans were acquired from Central Park Capital, L.P., an affiliate of GSMC, and 12.2% of the GSMC Mortgage Loans were acquired from Imperial Commercial Capital Corp.







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

-------------------------------------------------------------------------------
                          SIGNIFICANT MORTGAGE LOANS
-------------------------------------------------------------------------------

THE IHS/LITCHFIELD LOAN

THE LOAN. The largest Mortgage Loan in the Mortgage Asset Pool is a Mortgage Loan secured by 43 Mortgaged Properties operated by Integrated Health Systems of Lester, Inc. (the "IHS/Litchfield Loan"). The IHS/Litchfield Loan was originated by GACC on September 30, 1997 and has a principal balance as of the Cut-off Date of $165,290,099, which represents 15.41% of the Initial Pool Balance. The IHS/Litchfield Loan is secured by fee Mortgages (the "IHS/Litchfield Mortgages") encumbering 43 skilled nursing home properties (the "IHS/Litchfield Properties") located in 12 states. The Mortgage Loan documents permit the release of individual Mortgaged Properties upon a payment of 125% of the allocated principal amount (the "Allocated Principal Amount") for the applicable Mortgaged Property, as set forth in the table below (as of the Cut-off Date).

The IHS/Litchfield Loan was made to Litchfield Investment Company, L.L.C. ("LIC"), a Connecticut special purpose entity formed in 1994 solely for the purpose of purchasing, owning and operating the IHS/Litchfield Properties. LIC leases each of the IHS/Litchfield Properties under essentially identical triple net leases (collectively, the "Leases") to Integrated Health Services of Lester, Inc. ("IHS of Lester") a wholly owned subsidiary of Integrated Health Services, Inc. ("IHS"). IHS unconditionally guarantees the Leases.

Payment, prepayment and defeasance terms for the IHS/Litchfield Loan are as set forth on Annex A.

THE BORROWER. LIC is a Connecticut limited liability company beneficially owned by three individual investors. LIC was formed in 1994 in connection with the original acquisition of the IHS/Litchfield Properties and lease to IHS of Lester. LIC's activities have been limited since that time to the ownership of the IHS/Litchfield Properties and acting as lessor under the Leases.

THE PROPERTIES. The IHS/Litchfield Properties consist of 43 skilled nursing home properties located in Alabama, Colorado, Florida, Georgia, Idaho, Kansas, Kentucky, Louisiana, North Carolina, Tennessee, Texas, and West Virginia. The IHS/Litchfield Properties range in number of beds from 56 to 287 and were constructed between 1949 to 1985. Appraisals dated September 1, 1997 determined an aggregate value for the IHS/Litchfield Properties of $222,200,000.

THE TENANT. IHS of Lester is the lesee for each property. IHS, the guarantor and parent of IHS of Lester, is a Delaware corporation and one of the nation's leading post-acute health care providers. IHS is a publicly traded health care operator (NYSE: IHS) which operates long term health care facilities nationwide. As of October 30, 1997, IHS had a senior debt rating of Ba3 from Moody's and BB- from S&P and a market capitalization in excess of $800 million as of December 5, 1997.

THE LEASES. Each of the leases is a triple net lease with an 11-year initial term. Upon the expiration of the initial term of the Leases, IHS of Lester will have an option to (i) renew the Leases at a base rent equal to a fixed amount above the debt service payable on the loan entered into to refinance the IHS/Litchfield Loan or (ii) purchase the IHS/Litchfield Properties for a purchase price equal to the greatest of (a) fair market value, (b) 125% of the outstanding amount of mortgage debt on theIHS/Litchfield Properties and (c) a multiple of the earnings from the IHS/Litchfield Properties. If IHS of Lester does exercise its purchase option, it would, after repayment of the IHS/Litchfield Loan, be entitled to credit certain amounts paid by IHS of Lester to LIC under the Leases against the purchase price. If IHS of Lester does not renew the Leases (which renewal must be exercised at least 18 months prior to the expiration of the Leases) and the IHS/Litchfield Properties are appraised at the end of the tenth Lease year for less than $215,600,000, then IHS would be required to post a deposit in the amount of $29,400,000, which deposit could be applied by LIC to the extent necessary to cover any shortfall between the actual sales proceeds realized by LIC from the IHS/Litchfield Properties and $215,600,000. In addition, if IHS of Lester chose neither to renew nor purchase, it would forfeit its rights to certain incentive fees payable by LIC under a related agreement based upon increases in earnings from the IHS/Litchfield Properties and payable only out of refinancing proceeds (including $15,700,000 already paid to IHS of Lester).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

-------------------------------------------------------------------------------
                          SIGNIFICANT MORTGAGE LOANS
-------------------------------------------------------------------------------

THE CRICKM LOANS

THE LOANS. Seven Mortgage Loans for which borrowers are affiliates (collectively, the "CRICKM Loans") representing 5.88% of the Initial Pool Balance, were originated by GACC on October 15, 1997, and have an aggregate principal balance as of the Cut-Off Date of $63,111,166.

The CRICKM Loans consist of seven separate Mortgage Loans to seven different special purpose Delaware business trusts (each, a "CRICKM Loan Borrower") formed solely for the purpose of purchasing, owning and operating the CRICKM Properties (as defined herein). Each CRICKM Loan is secured by a fee Mortgage encumbering one of six free standing retail stores or one shopping center located throughout the United States (the "CRICKM Properties") and net leased to Kmart Corporation ("Kmart"). The separate Mortgage Loans which comprise the CRICKM Loans are neither cross-collateralized nor cross-defaulted.

Payment, prepayment and defeasance terms and reserves for the CRICKM Loans are as set forth on Annex A.

THE BORROWERS. Each of the CRICKM Loan Borrowers is a special purpose Delaware business trust sponsored by Corporate Realty Investment Company, ("CRIC"), a Massachusetts based limited liability company.

THE PROPERTIES. The CRICKM Properties consist of 5 free standing retail stores and one shopping center property located in California, Connecticut, Indiana, Texas, and West Virginia. The CRICKM Properties range in square feet from 86,479 square feet to 188,442 square feet and were constructed between 1991 to 1996. Appraisals performed in September 1997 determined an aggregate value for the CRICKM Properties of $67,900,000.

THE TENANT. Kmart leases each CRICKM Property (including the entire shopping center property, a portion of which is subleased to other tenants) under a fully "bondable" triple net credit leases. As of December 5, 1997 Kmart had a senior secured rating of Ba1/BBP/BB+/BB+ and unsecured rating of Ba3/B+/BB-from Moody's, Standard & Poor's Rating Services ("S&P"), and DCR, respectively. S&P's outlook on Kmart is positive as of October 15, 1997.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

GOLDMAN, SACHS & CO.
85 BROAD STREET
NEW YORK, N.Y.  10004


REAL ESTATE FINANCE

Rolf Edwards               Phone:     (212) 902-5637
Vice President             Fax:       (212) 357-5505

Brian Landau               Phone:     (212) 902-8139
Associate                  Fax:       (212) 357-5505

Viktor Spivakovsky         Phone:     (212) 902-5373
Analyst                    Fax:       (212) 357-5505

Corey Owens                Phone:     (212) 902-4825
Associate                  Fax:       (212) 357-5505


MORTGAGE SALES AND TRADING

Mark Kogan                    Phone:     (212) 902-2565
Managing Director             Fax:       (212) 902-1691

Justin Kennedy                Phone:     (212) 902-2914
Vice President                Fax:       (212) 902-1691

Jim Mrowka                    Phone:     (212) 902-2914
Associate                     Fax:       (212) 902-1691

STRUCTURED FINANCE
Steve Enfield                 Phone:     (212) 902-3251
Vice President                Fax:       (212) 902-4024

MORTGAGE RESEARCH
Mark Buono                    Phone:     (212) 902-3824
Vice President                Fax:       (212) 902-1691

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

DEUTSCHE MORGAN GRENFELL INC.
31 WEST 52ND STREET
NEW YORK, NY  10019

REAL ESTATE FINANCE                                               MORTGAGE TRADING AND ANALYTICS

Michael Offit            Phone:   (212) 469-7343                  John Cutting                   Phone:           (212) 469-7730
Director                 Fax:     (212) 469-8518                  Director                       Fax:             (212) 469-7558

Steve Stuart             Phone:   (212) 469-8444                  Adam Behlman                   Phone:           (212) 469-8576
Director                 Fax:     (212) 469-8518                  Vice President                 Fax:             (212) 469-7558

Eric Schwartz            Phone:   (212) 469-4542                  Lawrence Lee                   Phone:           (212) 469-8676
Vice President           Fax:     (212) 469-8518                  Vice President                 Fax:             (212) 469-7558

Allison Michaels         Phone:   (212) 469-7391                  Scott Waynebern                Phone:           (212) 469-7730
Associate                Fax:     (212) 469-8518                  Associate                      Fax:             (212) 469-7558

Michelle Huang           Phone:   (212) 469-8939
Analyst                  Fax:     (212) 469-8518



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

RESIDENTIAL FUNDING SECURITIES CORPORATION
8400 NORMANDALE LAKE BLVD.
SUITE 700
MINNEAPOLIS, MN  55437

REAL ESTATE FINANCE                                               MORTGAGE TRADING

Jill Johnson             Phone: (612) 832-7149                  David Soltau                   Phone:  (612) 824-4657
Director                 Fax:   (612) 832-7097                  Director                       Fax:    (612) 921-4230



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. are acting as co-lead underwriters and Residential Funding Securities Corporation is acting as an underwriter and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.